UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2013
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement.
On August 5, 2013, FMC Corporation (the “Company”) entered into an Amendment and Consent No. 1 (the “Amendment”) to the Credit Agreement, dated as of August 5, 2011 (the “Credit Agreement”), among the Company, certain of the Company's subsidiaries party thereto as borrowers, the lenders and issuing banks party thereto (the “Lenders”), and Citibank, N.A., as administrative agent for the Lenders. The Credit Agreement provides for a $1.5 billion revolving credit facility with an option to increase the total commitments to $2.25 billion subject to new or existing lenders committing to fund such increase (the “Credit Facility”). The Amendment, among other things, extends the termination date of the Credit Facility to August 5, 2017 from August 5, 2016.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Some of the lenders under the Credit Facility and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the lenders and their affiliates.

Item 2.03.    Creation of a Direct Financial Obligation of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Amendment and Consent No. 1, dated as of August 5, 2013, to the Credit Agreement, dated as of August 5, 2011, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders and issuing banks party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	S/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr. Vice President and Treasurer
Date: August 6, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1
Amendment and Consent No. 1, dated as of August 5, 2013, to the Credit Agreement, dated as of August 5, 2011, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders and issuing banks party thereto, and Citibank, N.A., as Administrative Agent for such lenders.